LOCKBOX LINK, INC.

COMMON STOCK PURCHASE AGREEMENT

THIS COMMON STOCK PURCHASE AGREEMENT (this “Agreement”) is entered into effective as of October 12, 2017, by and among LOCKBOX LINK, Inc., a Nevada corporation (the “Company”), and Natalie Moores, an individual (the “Investor”).

THE PARTIES AGREE AS FOLLOWS:

SECTION 1

PURCHASE AND SALE OF COMMON STOCK

1.1Common Stock. Subject to the terms and conditions of this Agreement, the Company shall issue and sell to the Investor and the Investor shall purchase from the Company, at the purchase price of $0.0056 per share, a total of 4,500,000 shares of Common Stock of the Company (the “Shares”).

1.2Closing. The purchase and sale of the Shares hereunder shall take place at the Company offices, at 10:00 a.m. (PST) on October 12, 2017 (the “Closing”) or at such other place and time as the Company and the Investor scheduled to purchase at least a majority of the Shares at the Closing mutually agree. (The date of the Closing is hereinafter referred to as the “Closing Date.”)

1.3Delivery. At Closing, the Company will deliver to Investor a certificate representing the Shares which that Investor is obtaining against delivery to the Company by such Investor at the Closing, of (a) an executed counterpart of this Agreement, and (b) the issue price of such Shares, by wire transfer or a certified or cashiers check payable to the Company in the amount of $25,200.

SECTION 2

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

The Company hereby represent and warrant to the Investor, that the following representations are true and complete in all material respects as of the Closing Date.

2.1Organization and Standing. The Company is a corporation duly organized and validly existing under the laws of the State of Nevada and is in good standing under such laws. The Company has the requisite corporate power to own and operate its properties and assets, and to carry on its business as presently conducted and as proposed to be conducted.

2.2Corporate Power. The Company will have at the Closing Date all requisite legal and corporate power to execute and deliver this Agreement and to sell and issue the Shares hereunder, and to carry out and perform its obligations under the terms of this Agreement.

2.3Validity. When executed and delivered by the Investor, this Agreement constitutes a valid and binding obligation of the Company enforceable in accordance with its terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors.

2.4Governmental Consent. No consent, approval or authorization of or designation, declaration or filing with any governmental authority on the part of the Company is required in connection with the valid execution and delivery of this Agreement, or the offer, sale or issuance of the Shares or the consummation of any other transaction contemplated hereby or thereby, except qualification (or taking such action as may be necessary to secure an exemption from qualification, if available) of the offer and sale of the Shares under applicable corporate securities law and other applicable Blue Sky laws, which filing and qualification, if required, will be accomplished.

2.5Title to Property and Assets. The properties and assets the Company owns are owned by the Company free and clear of all mortgages, deeds of trust, liens, encumbrances and security interests except for statutory liens for the payment of current taxes that are not yet delinquent and liens, encumbrances and security interests which arise in the ordinary course of business and which do not affect material properties and assets of the Company.

2.6Foreign Corrupt Practices Act. The Company has not taken any action which would cause it to be in violation of the Foreign Corrupt Practices Act of 1977, as amended, or any rules and regulations thereunder. To the knowledge of the Company, there is not now, and there has never been, any employment by the Company or beneficial ownership in the Company by any governmental or political official in any country in the world.

SECTION 3

REPRESENTATIONS AND WARRANTIES OF THE INVESTOR

The Investor represents and warrants to the Company that the following representations are true and complete in all material respects as of the Closing Date:

3.1Validity. When executed and delivered by the Investor, and assuming execution and delivery by the Company, this Agreement constitutes the Investor’s valid and legally binding obligations, enforceable in accordance with its respective terms except as may be limited by (i) applicable bankruptcy, insolvency, reorganization or other laws of general application relating to or affecting the enforcement of creditors’ rights generally and (ii) the effect of rules of law governing the availability of equitable remedies. The Investor has full power and authority to enter into this Agreement.

3.2Investment. This Agreement is made with the Investor in reliance upon its representation to the Company, which by the Investor’s execution of this Agreement, Investor hereby confirms, that the Shares to be received by the Investor shall be acquired for investment for Investor’s own account. No other person has a direct or indirect beneficial interest, in whole or in part, in such Shares. The Investor understands that the Shares have not been registered under the Securities Act by reason of a specific exemption thereunder, which depends upon, among other things, the bona fide nature of the Investor’s investment intent as expressed herein. The Investor was not offered or sold the Shares, directly or indirectly, by means of any form of general solicitation or general advertisement, including (i) any advertisement, article, notice or other communication published in any newspaper, magazine or similar medium or broadcast over television or radio or (ii) any seminar or other meeting whose attendees had been invited by general solicitation or general advertising.

3.3No Public Market. The Investor understands and acknowledges that the offering of the Shares pursuant to this Agreement shall not be registered under the Securities Act of 1933, as amended (and, together with the regulations promulgated thereunder, the “Securities Act”) on the grounds that the offering and sale of securities contemplated by this Agreement are exempt from registration pursuant to Section 4(2) and or Section 3(b) of the Securities Act, and that the Company’s reliance upon such exemption is predicated upon Investor’s representations as set forth in this Agreement. The Investor further understands that no public market now exists for any of the securities issued by the Company and that the Company has given no assurances that a public market shall ever exist for the Company’s securities.

3.4Limitations on Transferability. Investor covenants that in no event shall it dispose of any of the Shares (other than pursuant to Rule 144 promulgated by under the Securities Act (“Rule 144”) or any similar or analogous rule) unless and until (a) the Investor shall have notified the Company of the proposed disposition and shall have furnished the Company with a statement of the circumstances surrounding the proposed disposition, and (b) if requested by the Company, the Investor shall have furnished the Company with an opinion of counsel satisfactory in form and substance to the Company and the Company’s counsel to the effect that (x) such disposition shall not require registration under the Securities Act and (y) appropriate action necessary for compliance with the Securities Act and any applicable state, local, or foreign law has been taken. Notwithstanding the limitations set forth in the foregoing sentence, if the Investor is a partnership it may transfer Shares to its constituent partners or a retired partner of such partnership who retires after the date hereof, or to the estate of any such partner or retired partner or transfer by gift, will, or intestate succession to any such partner’s spouse or lineal descendants or ancestors without the necessity of registration or opinion of counsel if the transferee agrees in writing to be subject to the terms of this Agreement to the same extent if such transferee were an Investor; provided, however, that Investor hereby covenants not to effect such transfer if such transfer either would invalidate the securities laws exemptions pursuant to which the Shares were originally offered and sold or would itself require registration and/or qualification under the Securities Act or applicable state securities laws. Each certificate evidencing the Shares transferred as above provided shall bear the appropriate restrictive legends set forth in Section 6 of this Agreement, except that such certificate shall not bear such legend if the transfer was made in compliance with Rule 144 or if the opinion of counsel referred to above is to the further effect that such legend is not required in order to establish compliance with any provisions of the Securities Act. In furtherance of, and not in limitation of the foregoing, each Investor acknowledges, covenants and agrees that, in addition to any restriction under applicable securities laws, no Investor shall transfer any shares of Common Stock (A) to any Person which, in the determination of the Company’s Board of Directors, directly or indirectly competes with the Company, (B) to any customer, distributor or supplier of the Company, if the Company’s Board of Directors should determine that such transfer would result in such customer, distributor or supplier receiving information that would place the Company at a competitive disadvantage with respect to such customer, distributor or supplier, or (C) if the Board of Directors, in its good faith judgment, has a reasonable basis for the belief that such transfer would be detrimental to the interests of the Company.

3.5Exemption from Registration. The Investor is aware of the provisions of Rule 144, which permit limited resale of stock purchased in a private placement subject to the satisfaction of certain conditions, including, among other things, the existence of a public market for the stock, the availability of certain current public information about the Company, the resale occurring not less than one year after a party has purchased and paid for the stock to be sold, the sale being through a “broker’s transaction” or a transaction directly with a “market maker” and the number of shares of the stock being sold during any three-month period not exceeding specified limitations. The Investor further acknowledges and understands that the Company may not be satisfying the current public information requirement of Rule 144 at the time the Investor wishes to sell the Securities and, if so, the Investor would be precluded from selling the Securities under Rule 144 even if the one year minimum holding period has been satisfied. The Investor further acknowledges that, in the event all of the requirements of Rule 144 are not met, compliance with another registration exemption will be required; and that, although Rule 144 is not exclusive, the staff of the Securities and Exchange Commission (the “SEC”) has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and other than pursuant to Rule 144 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, that such persons and the brokers who participate in the transactions do so at their own risk, and that, therefore, there is no assurance that any exemption from registration under the Securities Act will be available or, if available, will allow such person to dispose of, or otherwise transfer, all or any portion of the Shares.

3.6Valuation of Shares. The Investor understands that the Shares have been valued by the Board of Directors of the Company and that the Company believes this valuation represents a fair attempt at reaching an accurate appraisal of their worth. Each Investor understands, however, that the Company can give no assurances that the purchase price is in fact the fair market value of the Shares.

3.7No Tax Advice. Each Investor understands that Purchaser may suffer adverse tax consequences as a result of such Investor’s purchase or disposition of the Shares. Each Investor represents that he, she or it has consulted any tax consultants that such Investor deems advisable in connection with the purchase or disposition of the Shares and that such Investor is not relying on the Company or the Company’s counsel for any tax advice.

SECTON 4

RESTRICTIVE LEGENDS AND STOP-TRANSFER ORDERS

4.1Restrictive Legends. All certificates evidencing the Shares shall bear such restrictive legends as the Company and the Company’s counsel deem necessary or advisable under applicable law or pursuant to this Agreement, including, without limitation, the following:

“THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT COVERING SUCH SECURITIES, THE SALE IS MADE IN ACCORDANCE WITH RULE 144 UNDER THE ACT, OR THE COMPANY RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF THESE SECURITIES REASONABLY SATISFACTORY TO THE COMPANY STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SUCH ACT.”

SECTION 5

MISCELLANEOUS

5.1Governing Law; Fees. This Agreement shall be governed by and construed in accordance with the laws of the State of California, without reference to principles of conflicts of laws or choice of laws. Any action, suit or other proceeding relating to injunctive relief or the enforcement of an award by an arbitrator initiated by either party against the other under or in connection with this Agreement may be brought in any Federal or state court in the State of California, as the party bringing such action, suit or proceeding shall elect, having jurisdiction over the subject matter thereof. Notwithstanding the foregoing, each party submits to the exclusive jurisdiction of the federal courts sitting in San Diego, California, or, in the event no federal jurisdiction exists, to the courts of the State of California sitting in San Diego, in any action arising out of or relating to this Agreement and agrees that all claims in respect of the action shall be heard and determined in any such court. Each party agrees that a final judgment in any action so brought shall be conclusive and may be enforced by action on the judgment or in any other manner provided at law or in equity. Each party hereto waives any defense of inconvenient forum to the maintenance of any action so brought and waives any bond, surety, or other security that might be required of any other party with respect thereto. Each party agrees that service of process on them in any such action, suit or proceeding may be effected by the means by which notices are to be given to it under this Agreement.

5.2Attorneys’ Fees. Notwithstanding any other provision herein contained, if any action at law or in equity is necessary to enforce or interpret the terms of this Agreement or the Exhibits hereto, the prevailing party shall be entitled to reasonable attorneys’ fees, costs and disbursements in addition to any other relief to which such party may be entitled.

5.3Successors and Assigns. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto; provided, however, that the rights of Investor to purchase the Shares shall not be assignable without the written consent of the Company.

5.4Entire Agreement. This Agreement (and the Exhibits hereto), constitutes the entire agreement of the parties with regard to the subject matter hereof and supersedes any and all prior negotiations, correspondence, understandings and agreements among the parties regarding the subject matter hereof, whether oral or written.

5.5Notices, Etc. All notices and other communications required or permitted hereunder shall be in writing.

5.6Information Confidential. In furtherance of, and not in limitation of the provisions of Section 3.9, the Investor acknowledges that the information received by him, her or it pursuant hereto is confidential and for Investor’s use only, and such Investor agrees to, and will refrain from using such information or reproducing, disclosing or disseminating such information to any other person (other than his agents having a need to know the contents of such information, and his attorneys), except in connection with the exercise of rights under this Agreement, unless the Company has made such information available to the public generally or it is required by a governmental body to disclose such information.

5.7Expenses and Fees. Each party shall pay its own expenses incurred, including any legal fees or costs, in connection with the transactions described in this Agreement.

5.8Severability. In case any one or more of the provisions contained in this Agreement shall, for any reason, be judicially determined to be invalid, illegal or unenforceable in any respect, (i) the remaining terms and provisions hereof shall be unimpaired and shall remain in full force and effect, and (ii) the invalid or unenforceable provision or term shall be replaced by a term or provision that is valid and enforceable and that comes closest to expressing the intention of such invalid or unenforceable term or provision, and, if the foregoing provision of this clause (ii) is not permitted pursuant to applicable law, then (iii) this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

5.9Corporate Securities Law. THE SALE OF THE SECURITIES WHICH ARE THE SUBJECT OF THIS AGREEMENT HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA OR WITH ANY OTHER STATE AND THE ISSUANCE OF SUCH SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION THEREFOR PRIOR TO SUCH QUALIFICATION, OR IN THE ABSENCE OF AN EXEMPTION FROM SUCH QUALIFICATION, IS UNLAWFUL. THE RIGHTS OF ALL PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UPON SUCH QUALIFICATION BEING OBTAINED, OR AN EXEMPTION FROM SUCH QUALIFICATION BEING AVAILABLE.

5.10Delays or Omissions. It is agreed that no delay or omission to exercise any right, power or remedy accruing to any party, upon any breach, default or noncompliance by any other party under this Agreement, shall impair any such right, power or remedy, nor shall it be construed to be a waiver of any such breach, default or noncompliance, or any acquiescence therein, or of any similar breach, default or noncompliance thereafter occurring. It is further agreed that any waiver, permit, consent or approval of any kind or character on the part of any party of any breach, default or noncompliance under the Agreement, or any waiver on the part of any party of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement, by law, or otherwise afforded to any party, shall be cumulative and not alternative.

5.11Approval of Amendments and Waivers. Notwithstanding the provisions of Section 5.7 hereof, any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of, or a written instrument signed by (i) the Company, and (ii) the persons who after the Closing shall hold at least a majority of the then outstanding Shares. Any amendment or waiver effected in accordance with this Section 5.11 shall be binding upon the Company and the Investors and their respective successors and assigns.

5.12Titles and Subtitles; References. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement. All references in this Agreement to sections, paragraphs, exhibits and schedules shall, unless otherwise provided, refer to sections and paragraphs hereof and exhibits and schedules attached hereto, all of which exhibits and schedules are incorporated herein by this reference.

5.13Transfers. Each transferee or assignee of any Shares subject to this Agreement shall continue to be subject to the terms hereof, and, as a condition precedent to the Company’s recognizing such transfer, each transferee or assignee shall have executed a written agreement, pursuant to which such person becomes a party to this Agreement and agrees to be bound by all the provisions hereof as if such person were an Investor (the “Counterpart Signature Page”). Upon the execution and delivery of a Counterpart Signature Page, by any transferee, such transferee shall be deemed to be a party hereto as if such transferee were the transferor and such transferee’s signature appeared on the signature pages of this Agreement and shall be deemed to be an Investor for all purposes hereunder. Unless otherwise determined by the Board of Directors, the Company shall not permit the transfer of the Shares subject to this Agreement on its books or issue a new certificate representing any such Shares unless and until such transferee shall have complied with the terms of this Section 5.13. Each certificate representing the Shares subject to this Agreement if issued on or after the date of this Agreement shall be endorsed by the Company with the legends set forth in, and contemplated pursuant to, this Agreement.

5.14Additional Shares. In the event that subsequent to the date of this Agreement any shares or other securities of the Company are issued to any Investor, including, without limitation, shares issued on, or in exchange for, any Shares by reason of any stock dividend, stock split, combination of shares, reclassification or the like, such shares or securities shall be deemed to be Shares for all purposes of this Agreement and shall be endorsed (if applicable) with the legend set forth in, and contemplated pursuant to, this Agreement.

5.15Additional Investors. In the event that after the date of this Agreement, the Company issues shares of Common Stock to any Person, the Company shall use commercially reasonable efforts to cause such person as a condition to the issuance of such Shares, to execute a Counterpart Signature Page hereto as an Investor, and such person shall thereby be bound by, and subject to, all the terms and provisions of, this Agreement applicable to Investors.

5.16Void Transfers. Each Investor, as a condition to purchasing the Shares, agrees that such Investor shall not sell, transfer or pledge any shares, other than in the manner expressly permitted in this Agreement, and any such sale, transfer or pledge of the Shares in violation of this Agreement shall be void.

5.17Warranty of Authority. Each party executing this Agreement represents and warrants that he, she or it has full power and authority to do so and that no other authorizations or approvals of any kind whatsoever are necessary.

5.18Survival. The representations and warranties of the Company contained in or made pursuant to this Agreement shall survive the initial Closing for one (1) year.

5.19Construction. The Company and the Investor have participated jointly in the negotiation and drafting of this Agreement. If an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party because of the authorship of any provision of this Agreement. The words “include,” “includes,” and “including” shall be deemed to be followed by “without limitation.” Pronouns in masculine, feminine, and neuter genders shall be construed to include any other gender, and words in the singular form shall be construed to include the plural and vice versa, unless the context otherwise requires. The words “this Agreement,” “herein,” “hereof,” “hereby,” “hereunder,” and words of similar import refer to this Agreement as a whole and not to any particular subdivision unless expressly so limited. Any reference herein to “day” or “days” shall, unless otherwise provided for, mean a calendar day or calendar days.

5.20Further Assurances. Each of the parties to this Agreement shall execute and deliver all additional documents and instruments and shall do all acts and things reasonably requested (a) in connection with the performance of the obligations undertaken in this Agreement; (b) to evidence the transactions contemplated by this Agreement; and (c) otherwise to effectuate in good faith the intent of the parties.

5.21Telecopy Execution and Delivery. A facsimile, telecopy or other reproduction of this Agreement may be executed by one or more parties hereto and delivered by such party by facsimile or any similar electronic transmission device pursuant to which the signature of or on behalf of such party can be seen. Such execution and delivery shall be considered valid, binding and effective for all purposes. At the request of any party hereto, all parties hereto agree to execute and deliver an original of this Agreement as well as any facsimile, telecopy or other reproduction hereof.

5.22Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered will be deemed an original, and all such counterparts together will constitute one and the same instrument.

5.23Exculpation Among Investors. The Investor acknowledges that it is not relying upon any person, firm or corporation, other than the Company and its officers and directors, in making its investment or decision to invest in the Company. The Investor agrees that no Investor nor the respective controlling persons, officers, directors, partners, agents, or employees of any Investor shall be liable to any other Investor for any action heretofore or hereafter taken or omitted to be taken by any of them in connection with the purchase of the Shares.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date set forth in the first paragraph hereof.

COMPANY:            LOCBOX LINK, INC.

By: /s/Natalie Moores

Natalie Moores

President and CEO

INVESTOR:

Natalie Moores

Printed Name

/s/Natalie Moores

Signature

Address:____________________________________

___________________________________________

___________________________________________

SS#:_______________________________________

Telephone:__________________________________

Facsimile:___________________________________

Email:______________________________________

___________________________________________

Date: October 12, 2017

[Signature Page to Common Stock Purchase Agreement]

LOCKBOX LINK, INC.

COMMON STOCK

STOCK PURCHASE AGREEMENT